SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

May 27, 2014
Date of Report (Date of earliest event reported)

MAIDEN LANE JEWELRY, LTD.
(Exact Name of Registrant as Specified in Its Charter)

New York	3911	49-6956015
(State or Other Jurisdiction of	Commission File	(I.R.S. Employer
Incorporation or Organization)	Number	Identification No.)

64 West 48th Street, Suite 1107, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

212-840-8477
Registrant’s telephone number, including area code

Former Name: Romantique Ltd.
(Former Name or former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On May 27, 2014, Maiden Lane Jewelry, Ltd. (formerly known as Romantique Ltd.) issued a press release announcing the launch of the ASPIRI™ Collection of complete diamond engagement rings.

Item 9.01  Financial Statements and Exhibits

99.1	Press Release Issued on May 27, 2014

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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2014	Maiden Lane Jewelry, Ltd.

	By:	/s/ Michael Wirth
Name: Michael Wirth
Title: Chief Executive Officer

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